UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2010 (December 17, 2010)

Advanta Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-14120	23-1462070
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 West Ridge Pike, Conshohocken, PA	19428
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 657-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 2, 2010, Advanta Corp. and certain of its subsidiaries (the “Debtors”), filed the Debtors’ Joint Plan Under Chapter 11 of the United States Bankruptcy Code (as modified, the “Proposed Plan”) and a Disclosure Statement related to the Proposed Plan (as modified, the “Disclosure Statement”) with the United States Bankruptcy Court for the District of Delaware (the “Court”), which is presiding over the Debtors’ chapter 11 cases (the “Chapter 11 Cases”). The Proposed Plan and the Disclosure Statement, both as modified on December 17, 2010, are supported by the Official Committee of Unsecured Creditors appointed in the Chapter 11 Cases. On December 17, 2010, the Court approved the Disclosure Statement (as approved, the “Approved Disclosure Statement”), as containing adequate information to permit the solicitation of votes from eligible creditors on whether to approve the Proposed Plan. Copies of the Proposed Plan and the Approved Disclosure Statement are available on www.advantareorg.com.

On December 17, 2010, the Court also authorized the Debtors to begin the solicitation of votes from eligible creditors entitled to vote on the Proposed Plan. The Debtors expect to complete the mailing of the Proposed Plan and the Approved Disclosure Statement on or about December 28, 2010. A hearing for the Court to consider confirmation of the Proposed Plan has been scheduled for February 10, 2011 at 1:00 p.m.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (i) the ability of the Debtors to prosecute and consummate the Proposed Plan, including the risk that one or more third parties object to the Proposed Plan or seek to terminate the Debtors’ exclusive periods to file a competing plan under Chapter 11 of the United States Bankruptcy Code, or the risk that the Proposed Plan may not be confirmed; (ii) risks associated with third parties seeking and obtaining Court approval to convert the Chapter 11 Cases to cases under Chapter 7 of the United States Bankruptcy Code; (iii) the ability of the trustees to execute and implement a confirmed plan in a cost-effective and timely manner; (iv) the Court’s rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; (v) the length of time the Debtors will operate under the Chapter 11 Cases; (vi) the increased legal and other professional costs related to the Chapter 11 Cases, litigation and other legal proceedings; and (vii) the Debtors’ ability to maintain contracts with suppliers and service providers and to retain key executives, managers and employees. The cautionary statements provided above are being made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and with the intention of obtaining the benefits of the “safe harbor” provisions of the Act for any such forward-looking statements. Additional risks that may affect the approximate percentage recovery ranges for creditors are detailed in the Approved Disclosure Statement, including Section VI of the Approved Disclosure Statement, which sets forth certain factors that should be considered prior to voting on the Proposed Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanta Corp.
(Registrant)

Date: December 20, 2010

By: /s/ Jay A. Dubow
Jay A. Dubow, Chief Administrative
Officer, Senior Vice President,
Secretary and General Counsel